                        Consent of Independent Accountants

We hereby consent to the use in each Statement of Additional Information constituting part of this Post-Effective Amendment No. 2 to the Registration Statement No. 333-05593 on Form N-4 (the "Registration Statement") of our report dated February 10, 1997 relating to the financial statements of The Equitable Life Assurance Society of the United States Separate Account No. 49 for the year ended December 31, 1996, and our report dated February 10, 1997 relating to the consolidated financial statements of The Equitable Life Assurance Society of the United States for the year ended December 31, 1996, which reports appear in such Statements of Additional Information, and to the incorporation by reference of our reports into each Prospectus and Prospectus Supplement which constitutes part of this Registration Statement. We also consent to the reference to us under the headings "Custodian and Independent Accountants" in the Statements of Additional Information and "Independent Accountants" in each Prospectus.

Price Waterhouse LLP
New York, New York
April 29, 1997